Exhibit 99.1

8-K Robert L.G. Watson will be presenting to multiple money/fund managers in New York and Connecticut, November 1 - 2, 2006

Slide 1:	Abraxas Petroleum Corporation

East Coast Road Show – November, 2006

The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals.

Picture:	Pencil drawing of a drilling rig in an oil field

Slide 2:	Back to the Basics...

Abraxas Petroleum Corporation

• AMEX: ABP
• Market capitalization ~ $165 million
• Enterprise value ~ $290 million
• Options: CBOE and PCX
• Fully diluted shares outstanding – 44.1 million
• Ownership: ~13% insider

~28% institutional

•	Average trading volume (3 mos): ~ 250,000 shares per day

Slide 3:	Why Abraxas...

Natural gas (> 80%)

•	Operations in Texas and Wyoming
•	> 10 year inventory of projects on existing leasehold
•	Proved RLI: > 17 years

Quality assets

•	High ownership interests (79% WI)
•	Operational control (95%)
•	High producing rates per well
•	Large acreage positions
•	Substantial upside

Bar & line chart from 1977 through 2005 detailing long-term debt, market cap and proved reserves at December 31st of each year

Slide 4:	Goals...

Back to the Basics...

Increase Shareholder Value by...

Drill Bit Growth targeting Conventional Reservoirs & watching Resource Plays

Slide 5:	Growth...

...through the drill bit

Bar chart of production by quarter from Q1 2005 through Q3 2006E by area, CAGR 29%

Slide 6:	Areas of Operations...
Wyoming – Powder River Basin – Converse & Niobrara Counties

West Texas – Delaware Basin – Pecos, Reeves & Ward Counties

- Eastern Shelf – Coke, Dawson, Howard, Martin, Mitchell & Scurry Counties

South Texas – Gulf Coast Basin – DeWitt, Goliad, Lavaca & San Patricio Counties

Map of the United States highlighting Wyoming and Texas

Slide 7:	Production / Reserves...

Proved Reserves – 104.7 Bcfe (1)

Net Production – 21.4 MMcfepd (2)

Pie chart = Wyoming 2%, South Texas 31%, West Texas 67%

3P Reserves – 303.6 Bcfe (1)

Pie chart = Wyoming 3%, South Texas 13%, West Texas 84%

(1)	as of 12/31/05
(2)	Q2 actual

Slide 8:	Acreage / Projects...

Net Undeveloped Acres ~ 64,600 (1)

Pie chart = Wyoming 71%, South Texas 2%, West Texas 27%

237 3P Projects (2)

221 Incremental Projects (2)

Pie chart = Wyoming 19%, South Texas 8%, West Texas 73%

(1)	as of 12/31/05, includes mineral interest
(2)	as of 12/31/05

Slide 9:	West Texas...

Map of Texas highlighting certain counties in West Texas

165 wells (74% WI) (1)

73.0 Bcfe (Proved) (1)

254.3 Bcfe (3P) (1)

14.1 MMcfepd (2)

17,600 NUA (3)

175 projects (3P) (1)

157 incremental projects (1)

Average depth: >14,000’

Project Areas:

IRA

Clearfork / Strawn Reef

Delaware

Atoka-Wolfcamp / Mississippian /

Devonian / Montoya / Ellenburger

Cherry Canyon

Cherry & Bell Canyon

Oates SW

Wolfcamp / Woodford / Devonian
(1)	as of 12/31/05
(2)	Q2 actual
(3)	as of 12/31/05, includes mineral interest

Slide 10:	Oates SW...

Map of Texas highlighting Pecos County in West Texas

38 sq. miles of 3-D seismic

~15,000 acres

Focus – Conventional Reservoir

DEVONIAN

4 wells producing – 1 awaiting completion

Q4 2006 – drill horizontally re-entry

Hudgins 34-2H: Devonian - <1.0 MMcfepd

La Escalera 1AH: Devonian - < 8.0 MMcfepd

Hudgins 37-1H: Devonian – on-line – awaiting fracture stimulation

Elsinore Cattle 56: Devonian - ~0.2 MMcfepd

Manzanita: Q4 06 Devonian horizontal re-entry

Secondary – Conventional / Resource Plays

WOLFCAMP & WOODFORD

Wolfcamp – 1 well producing – awaiting completion

Woodford – 1 well producing

Hudgins 11-1: Woodford – producing small amount of dry gas

La Escalera 5-1: Lower Wolfcamp – on-line – awaiting fracture stimulation

Lease map of Oates SW Field area with well locations, 3-D outline, current activity and wellbores available for re-entry depicted

Slide 11:	Resource Play...

Map of Texas highlighting Culberson, Reeves, Pecos and Ward Counties in West Texas with well locations and acreage position depicted

Delaware Basin Shale Players:

(ABP), COP, CHK, CRZO, CWEI, DVN, ECA, EOG, FST, KWK, PPP, RRC, SWN, XTO, Reliance and Petro-Hunt

EOG (building pipeline after positive test)

COP (flowing gas)

CHK (flowing gas)

ABP: Nine Mile Draw Field

2,350 net acres HBP

ABP: Oates SW Field

~15,000 acres

(gained valuable reservoir knowledge & producing small amount of dry gas)

ABP: ROC Complex

6,210 net acres HBP

Conventional Reservoirs

Slide 12:	Resource Play Comparison...

Map of Texas highlighting Delaware Basin Shale & Ft. Worth Barnett Shale

Delaware Basin Shale Players:

(ABP), COP, CHK, CRZO, CWEI, DVN, ECA, EOG, FST, KWK, PPP, RRC, SWN, XTO, Reliance and Petro-Hunt

Barnett Shale Players:

BEXP, COP, CHK, CRZO, DNR, DVN, ECA, EOG, IFNY, KWK, PPPL, RRC, XTO

 ...

Sources:

1 Natexis Bleichroeder Inc.

2 CHK estimates

3 ABP estimates

4 Pickering Energy Partners

Slide 13:	South Texas...

Map of Texas highlighting certain counties in South Texas

46 wells (93% WI) (1)

30.2 Bcfe (Proved) (1)

39.4 Bcfe (3P) (1)

7.0 MMcfepd (2)

1,200 NUA (1)

33 projects (3P) (1)

4 incremental projects (1)

Average depth: > 11,000’

Project Areas:

Edwards

Edwards / Wilcox

Wilcox – 2 wells planned for 2006 (1H-2007)

1st well – 1.0 MMcfepd

2nd well – leasing continues

Wilcox

Wilcox / Reklaw / Mackhank

Portilla

Frio / Vicksburg
(1)	as of 12/31/05
(2)	Q2 actual

Slide 14:	Wyoming...

Map of Wyoming highlighting certain counties in east central Wyoming

10 wells (100% WI) (1)

1.5 Bcfe (Proved) (1)

9.9 Bcfe (3P) (1)

0.4 MMcfepd (2)

45,800 NUA (1)

29 projects (3P) (1)

60 incremental projects (1)

Average depth: 9,000’

Project Area:

Brooks Draw

Teapot / Niobrara /

Turner / Mowry / Muddy

4 wells drilled in 2005 – 8 commingled zones – IP: 80-100 barrels of oil per day

1 addt’l zone to be commingled

4 addt’l zones to be completed

AEZ/BEXP Horizontal Mowry Shale Test ~15 miles to the SE of Brooks Draw

Reached TD, set casing & frac’d – flow testing underway

‘we perceived that the well could be huge’ (3)

(1)	as of 12/31/05
(2)	Q2 actual
(3)	Pritchard Capital commentary from dinner with a BEXP senior engineer

Slide 15:	Increase Shareholder Value...

Line chart of ABP share price and NYMEX gas since January 2005

Continue to improve balance sheet

Maintain financial flexibility and liquidity

Prioritize large opportunity set of projects

Slide 16:	ABP Undervalued...

...compared to NAV

Bar chart of NAV/share from $3 – Sky’s the Limit

?? Bcfe – incremental (highest risk)

172 Bcfe (1) – possible (higher risk) |

(304 Bcfe 3P reserves)	| significant un-booked potential
27 Bcfe (1) – probable (low-risk)	|
(132 Bcfe 2P reserves)

105 Bcfe (1) – proved

(1)	as of 12/31/05
(2)	PV10 ranges from 12.5% discount to 12.5% increase to 12/31/05 SEC PV10

Slide 17:	2006 CapEx Budget & Guidance...

Production

Annual (Bcfe)	7.5 – 8.5
Exit Rate (MMcfe/d)	22 - 24

Price Differentials off NYMEX

Gas (%/Mcf)	15%
Oil ($/Bbl)	2.00
Production Taxes (% of Revenue)	10%
Direct Lease Operating Expenses ($/Mcfe)	1.10
G&A ($/Mcfe)	0.55
Interest ($/Mcfe)	2.00
D/D/A ($/Mcfe)	1.80
Capital Expenditures	($MM)	40.0*

* or 1x cash flow, whichever is lower

Guidance does not include non-cash and extraordinary items

Hedge position: 10,000 MMbtu per day through May 2007 with $4.50-$5.50 floor

Slide 18:	2007 CapEx Budget & Guidance...

Coming Soon.....

Slide 19:	Summary...

Niche exploitation and production company

High quality assets with substantial upside

Goals:

•	Increase Shareholder Value
•	Drill Bit Growth

Slide 20:	www.abraxaspetroleum.com
Picture:	Hudgins Ranch, Delaware Basin, West Texas